UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]

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BE Resources Inc.
(Name of Registrant as Specified In Its Charter)

_
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ii

BE RESOURCES INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
June 7, 2010

     The annual meeting of the shareholders of BE Resources Inc. (the “Company”) will be held at The Toronto Board of Trade, 1 First Canadian Place, 77 Adelaide Street West, 3rd Floor, Toronto, Ontario M5X 1C1 on June 7, 2010 at 11:00 a.m. Eastern Time. The meeting will be held for the following purposes:

(1)	To elect three (3) directors of the Company to serve until the next annual meeting of shareholders and until their successors are elected and qualified;

(2)	To ratify the appointment of McGovern, Hurley, Cunningham LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2010;

(3)	To approve an amendment to the Company’s Stock Option Plan as described in more detail in the attached proxy statement; and

(4)	To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on April 23, 2010 as the record date for the determination of the holders of the Company’s stock entitled to notice of, and to vote at, the meeting. Accordingly, only shareholders of record on the books of the Company at the close of business on that date will be entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

     All shareholders are invited to attend the meeting in person. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED POSTAGE-PAID PROXY CARD OR OTHERWISE RETURN YOUR PROXY IN A MANNER DESCRIBED IN THE ACCOMPANYING PROXY CARD. Any shareholder attending the meeting may revoke his proxy and vote in person, even if that shareholder has returned a proxy.

     A proxy statement explaining the matters to be acted upon at the annual meeting follows. Please read it carefully.

By Order of the Board of Directors

April 23, 2010	/s/DAVID Q. TOGNONI
President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
2010 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 7, 2010.

     The Company’s proxy statement for the 2010 Annual Meeting and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2009 are available on the Internet at www.cfpproxy.com/6720.

PROXY STATEMENT

BE RESOURCES INC.
ANNUAL MEETING OF SHAREHOLDERS
June 7, 2010

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of BE Resources Inc. (“we”, “our” or “us”), to be voted at our annual meeting of shareholders to be held at The Toronto Board of Trade, 1 First Canadian Place, 77 Adelaide Street West, 3rd Floor, Toronto, Ontario M5X 1C1 on June 7, 2010 at 11:00 a.m. Eastern Time, or at any adjournment or postponement of the meeting. This proxy statement and accompanying form of proxy was first mailed to our shareholders on or about April 30, 2010.

     A proxy card is enclosed with this proxy statement for use in connection with the annual meeting. If the enclosed proxy is properly executed and returned in time to be voted at the meeting, the shares represented by the proxy will be voted in accordance with the instructions contained therein. Shareholders who own stock in brokerage accounts and through other “nominees” may vote electronically through the Internet or by telephone if the nominee participates in the Broadridge Financial Solutions Investor Communication Services online program. Voting forms will provide instructions for shareholders whose bank or brokerage firm is participating in Broadridge’s program.

     Shareholders who do not wish to vote electronically through the Internet or whose form does not reference Internet or telephone voting information should complete and return the enclosed paper proxy card by mail by the close of business on June 4, 2010. Signing and returning the proxy card or submitting the proxy via the Internet or telephone does not affect a shareholder’s right to vote in person at the meeting. With respect to voting in person at the meeting, please note that the shares may only be voted by the record owner of the shares, so any shareholders whose shares are held in the name of a bank, broker or other so-called “nominee holder” and who wish to vote those shares in person at the meeting must obtain a valid proxy from the nominee holder in order to vote the shares in person at the meeting.

     Executed proxies that contain no instructions will be voted FOR each of the individuals nominated to be a director, FOR the ratification of McGovern, Hurley, Cunningham, LLP as the independent registered public accounting firm, FOR the proposed amendment to the Company’s stock option plan, and in accordance with the recommendation of our Board of Directors on any other matters that properly may come before the annual meeting or any adjournment or postponement thereof or, in the absence of a Board recommendation, in the proxy holder’s discretion.

     Shareholders who execute proxies for the annual meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to us, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

     The cost of the meeting, including the cost of preparing and mailing this proxy statement and proxy, will be borne by us. We may use the services of our directors, officers, employees and contractors to solicit proxies, personally or by telephone, but at no additional salary or compensation. We will also request banks, brokers and others who hold our common stock in nominee names to distribute proxy soliciting materials to beneficial owners and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

     The holders of record of our common stock, no par value per share, on April 23, 2010 are entitled to notice of and to vote at the meeting. Each share of common stock is entitled to one vote. On April 23, 2010, there were a total of 32,945,000 shares of common stock outstanding. The presence in person or by proxy of not less than one-third of the outstanding shares of common stock will constitute a quorum for the transaction of business at the annual meeting.

     Brokers and other nominees who hold common stock in street name and do not receive instructions from their clients on how to vote on a particular proposal are permitted to vote on routine proposals but not on non-routine proposals. The absence of votes from brokers on non-routine proposals are referred to as broker non-votes. Proposals such as the ratification of independent registered public accounting firm are considered routine. Abstentions and broker non-votes will be counted as present for purposes of establishing a quorum, but will have no effect on the election of directors, the ratification of the appointment of the independent registered public accounting firm, or the amendment of the Company’s Stock Option Plan, as they will not be counted as votes for or against those matters.

     YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR MARKED PROXY CARD OR OTHERWISE RETURN YOUR PROXY BY INTERNET OR TELEPHONE VOTING PROMPTLY SO YOUR SHARES CAN BE REPRESENTED, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON.

ELECTION OF DIRECTORS

(Proposal 1 on Proxy Card)

     The Board of Directors currently consists of three members, all of whom are nominated to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified or until they resign or are removed.

Directors and Executive Officers

The following table reflects our directors and executive officers as of the date of this proxy statement:

			Board
			Position
Name	Age	Positions With the Company	Held Since
David Q. Tognoni (1)	57	President, Chief Executive Officer, Secretary and Director	2007
Carmelo Marrelli	38	Chief Financial Officer	N/A
Edward Godin (1)	66	Chairman of the Board and Director	2007
Robert Lufkin (1)	56	Director	2007

(1) Member of the audit committee.

     Edward Godin and Robert Lufkin are “independent” within the meaning of Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market, Inc. (“Marketplace Rules”). Mr. Tognoni is an executive officer of our company, and therefore is not independent within the meaning of those Rules.

     Members of our Board of Directors serve until the next annual meeting of shareholders and until their successors are elected and qualified or until they resign or are removed.

     The following information summarizes the business experience of our officers and directors and persons nominated to be our directors for at least the last five years.

Director Nominees

     David Q. Tognoni. Mr. Tognoni has been our President, Chief Executive Officer and Secretary since our inception in August 2007. From 2003 to July 2007, he served as a Manager of Great Western Exploration, LLC, a Colorado limited liability company (“GWE”) and prior owner of certain of our properties. On October 1, 2007, we acquired a 100% interest in certain mineral leases and mineral claims in the State of New Mexico covering an area of approximately 20,000 acres from GWE. We refer to the properties acquired from GWE as the Acquired Property. As of the date of this proxy statement, Mr. Tognoni continues to serve as a Manager of GWE, in which capacity he devotes a minor portion of his time, dedicating his full-time and attention to our affairs. Mr. Tognoni holds a B.S. Engineering degree from the Arizona State University. He has also completed post-graduate studies in geology, aeronautics and meteorology at the Arizona State University, ore reserve estimation at the Colorado School of Mines and mining engineering & finance at the University of Arizona. He is a registered professional geological engineer in the States of Wyoming, Arizona and New Mexico. Our Board of Directors believes that Mr. Tognoni’s training and business experience, including his geological and related experience, gives him the qualifications and skills necessary to serve as a director of our company.

     Edward Godin. Mr. Godin has been the Chairman of our Board of Directors since July 2, 2008 and a director of our company since its inception. He is the founder and, since 1987, has been the president and chief executive officer of Continental Precious Minerals Inc., a corporation engaged in the exploration and development of mineral properties. The common stock of Continental Precious Minerals Inc. is traded on the Toronto Stock Exchange. Our Board of Directors believes that Mr. Godin’s financial and business expertise, including his experience in managing and directing a public natural resource-based company, gives him the qualifications and skills to serve as a director of our company.

     Robert Lufkin. Since 1997, Mr. Lufkin has been an Associate with Langdon Wilson Architecture Planning Interiors, an architectural firm based in Phoenix, Arizona. He is a construction contract administrator certified by the Construction Specifications Institute in the State of Arizona. He has 35 years of experience in the construction industry with a background in project management and field supervision. Mr. Lufkin also currently manages three privately-held mineral exploration companies including South West Exploration, LLC which he has managed since 2004 and Bethany Resources, LLC which he has managed since 2007. In April 2010, Mr. Lufkin was appointed to serve along with Mr. Tognoni as a manager for GWE. These three companies previously held interests in certain of our properties but are presently dormant. He is also a veteran of the United States Marine Corps and attended Arizona State University, College of Construction Engineering. Mr. Lufkin was appointed a director of our company on December 7, 2007. Our Board of Directors believes that Mr. Lufkin’s financial and business expertise, including a background of managing natural resource-based companies, give him the qualifications and skills to serve as a director of our company.

Our Executive Officers

     In addition to Mr. Tognoni and Mr. Godin (see biographies above), we have the following executive officer as of the date of this proxy statement:

     Carmelo Marrelli. Mr. Marrelli has been our Chief Financial Officer since November 2007, a position that requires a minor portion of his time. He has been a principal of Marrelli Support Services Inc. in Toronto, Ontario since February 2009. Marrelli Support Services is a bookkeeping firm which provides accounting and bookkeeping services to both private and publicly-traded companies. From 2004 to January 2009, Mr. Marrelli was a partner with Marrelli & Drake Corporate Services in Toronto, Ontario, a firm which provided administrative services to public companies in Canada. Mr. Marrelli holds a Bachelor of Commerce degree from the University of Toronto, and is qualified as a Chartered Accountant and as a Certified General Accountant in Canada. Mr. Marrelli has been a director of Odyssey Resources Limited, which securities are traded on the TSX Venture Exchange (the “TSX-V”), since February 2008.

Our officers serve at the pleasure of the Board of Directors.

Vote Necessary to Approve Proposal 1

     If a quorum is present at the meeting, directors are elected by a plurality of votes (i.e., the three candidates receiving the highest number of votes will be elected to the Board of Directors). You may vote for all of the nominees as directors or withhold your vote from any or all of the nominees as directors. The Board of Directors unanimously recommends a vote FOR all the nominees listed above, and proxies solicited by the Board of Directors will be so voted in the absence of instructions to the contrary.

     PROPOSAL for
RATIFICATION OF AUDITORS

(Proposal 2 on Proxy Card)

     On March 23, 2010, the Board of Directors unanimously approved the appointment of McGovern, Hurley, Cunningham LLP as the independent registered accounting firm which will conduct our financial audit for the year ending December 31, 2010, and solicits the ratification of this appointment by the shareholders.

     Neither McGovern, Hurley, Cunningham LLP, any of its members nor any of its associates, has any financial interest in our business or affairs, direct or indirect, or any relationship with us other than in connection with its duties as independent accountants. Representatives of McGovern, Hurley, Cunningham LLP are expected to be present at the annual meeting to respond to shareholders’ questions and to make any statements they consider appropriate.

Vote Necessary to Ratify Proposal 2

     The affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting at which a quorum is present is required for the ratification of the appointment of the independent registered public accounting firm. The Board of Directors unanimously recommends a vote FOR the ratification of appointment of the independent registered public accounting firm, and proxies solicited by the Board of Directors will be so voted in the absence of instructions to the contrary.

PROPOSAL for
AMENDMENT OF STOCK OPTION PLAN

(Proposal 3 on Proxy Card)

     Our Board adopted a Stock Option Plan (the “Plan”) in December 2007. The Plan was established to advance the interests of our company and our stockholders by affording key persons, upon whose judgment, initiative, and efforts we may rely for the success of our business, an opportunity for investment in our company and the incentive advantages inherent in stock ownership in our company and to align part of the compensation of such key persons with the interests of our shareholders. The Plan may be administered by either our Board of Directors or by a committee established by our Board.

     The Plan currently provides that a maximum of 5,379,000 shares of common stock are available for issuance under the Plan and that, once issued, options shall vest no earlier than 25% on the date of grant, 25% on that date which is six months from the date of grant, 25% on that date which is twelve months from the date of grant and 25% on that date which is eighteen months from the date of grant.

     On April 23, 2010, the Board of Directors unanimously adopted an amendment to the Plan to: (i) increase the maximum number of shares of common stock reserved for issuance under the Plan to 6,500,000; and (ii) revise the vesting conditions such that options granted under the Plan shall vest in accordance with rules and policies of the TSX-V, except with regard to investor relations activities, for which special vesting provisions would apply. The TSX-V is the Canadian exchange upon which the Company’s common stock currently trades. The Board unanimously recommends that the shareholders approve the proposed amendment to the Plan.

Summary of Proposed Amendment

     The Board of Directors believes that increasing the number of shares available for grant under the Plan will enable it to provide further incentives to key persons upon whom the Company relies for the growth of its business. There are currently a total of 5,379,000 shares of common stock reserved for the grant of awards under the Plan. If the proposed amendment is approved, 1,121,000 additional shares of common stock will be reserved for future grants. After considering previous grants, as of April 23, 2010, there are 19,000 shares of common stock available for grant under the existing Plan. We are also obligated to issue 500,000 additional options under the terms of a consulting agreement dated April 20, 2010. Pursuant to that agreement, we have engaged a consultant to provide management and financial consulting services including strategic corporate planning advice to the Company. It is anticipated that 500,000 options which are presently outstanding and set to expire in May 2010, will be available for issuance to the consultant upon their expiration in order to satisfy this obligation. If the proposed amendment is approved, we will have a total of 1,140,000 shares available for future grants. The amount of 6,500,000 shares is the maximum number of shares which we may grant under applicable rules of the TSX-V, being no more than 20% of the issued and outstanding shares as of the date of this proxy statement.

     The number of shares available under and subject to the Plan, and each share reserved for issuance under the Plan, are subject to adjustment in the event of a reclassification, recapitalization, stock split, stock dividend, merger, consolidation, combination or other change in the corporate structure of the Company. To the extent that an option granted under the Plan expires unexercised, or is canceled, any common shares subject to such option may again be available for the grant of another option.

     Options granted under the Plan shall vest at such times and under such conditions as determined by the Board of Directors, or a committee established by the Board. Prior to the proposed amendment, if the common shares are listed on the TSX-V, the options must vest no earlier than 25% on the date of grant, 25% on the date which is six months from date of grant, 25% on the date which is 12 months from the date of grant, and 25% on the date which is 18 months from the date of grant.

     Under the proposed amendment to the Plan, if the common stock is listed on the TSX-V, the options must vest in accordance with rules and policies of the TSX-V then in effect; provided, however, that if the options are issued to persons performing investor relations activities, they must vest in stages over a minimum 12 month period, with no more than one-quarter of the options vesting in any three-month period.

     In addition to providing the opportunity for the grant of additional options, the proposed amendment to the Plan provides our Board of Directors or the committee with additional flexibility in granting those options. The proposed amendment is designed to ensure compliance with applicable rules of the TSX-V currently in effect, while maintaining flexibility if those rules and policies are amended from time to time. The proposed amendment also seeks to conform the Plan to provisions of the TSX-V relating to grants of options in connection with persons providing investor relations activities.

     The full text of the proposed amendment is included as Annex A to this proxy statement and incorporated herein by reference. The amendments are incorporated within paragraphs 5.1 and 7.3 of the Plan.

Material Terms of Plan. The material provisions of the Plan that would remain unaffected by the proposed amendment to the Plan are as follows:

  Eligible participants under the Plan include our employees, officers, directors and consultants and those of any company that may in the future become a subsidiary. The Plan provides for the grant of incentive stock options and non-qualified stock options;

  As of April 23, 2010, options for the purchase of a total of 5,360,000 shares of common stock (representing approximately 16% of the issued and outstanding common stock as of that date) have been granted and are outstanding;

  Options for the purchase of no more than 5% of the issued and outstanding common stock, determined at the date that an option is granted, may be granted in the aggregate to any one individual in any twelve month period. There are additional limits on the grant of options to certain categories of eligible participants under the Plan;

  Unless disinterested shareholder approval of the Plan is obtained, the number of shares of common stock reserved for issuance under options granted to “insiders” shall not exceed 10% of the issued and outstanding common stock and we cannot grant to insiders, within a twelve month period, options for the purchase of common stock exceeding 10% of the issued and outstanding common stock. For purposes of this provision, “insider” includes: (i) a director or officer of our company; or (ii) a person that beneficially owns or controls common stock representing more than 10% of our outstanding common stock at the time of determination;

  The exercise price of options granted under the Plan is determined by our Board of Directors, but in no event shall such price be less than the fair market value of our common stock on the date of grant;

  Options must have a maximum term, and expire, five years from the date of grant;

  The Plan provides that if any optionee who is a service provider shall cease to be a service provider for any reason, the optionee may, but only within a period of ninety days following such cessation, but in no event after expiration of the options, exercise the options. In the event of the death of an optionee, the options shall be exercisable for a period of one year from the date of death, but in no event after expiration of the options;

  Options are non-assignable other than by will or the laws of descent and distribution;

  Shares issued upon the exercise of options under the Plan are “restricted securities” as defined under the Securities Act of 1933, as amended (“Securities Act”), unless a registration statement covering such shares is effective;

  Restricted shares cannot be freely sold and must be sold pursuant to an exemption from registration (such as Rule 144 under the Securities Act) which exemptions typically impose conditions on the sale of the shares;

  The Plan may be amended and any such amendments are subject to applicable stock exchange rules and regulations; and

  The Plan provides that in the event of a corporate change such as a merger or sale of all or substantially all of our assets, our Board of Directors shall have the authority to take such actions as it deems advisable, including, without limitation, the right to permit the exercise of unvested options.

     Tax Consequences of Non-qualified options. Non-qualified options granted under the Plan do not generally give rise to taxable income to the recipient or any tax consequence to us, since the Plan requires that the options be issued at a price not less than the fair market value of our common stock on the date of grant. However, when an option is exercised, a United States taxpayer is subject to tax on the difference between the exercise price of the option and the fair market value of the stock on the date of exercise. We receive a corresponding deduction for income tax purposes.

     Tax Consequences of Incentive Options. Incentive Options are recognized under the United States Internal Revenue Code (“Code”) and may only be issued to statutory employees. When an incentive option is granted under the Plan, there are no income tax consequences for the participant or us. When an incentive option is exercised, the participant does not recognize income and we do not receive a deduction. The participant, however, must treat the excess of the fair market value of our common stock on the date of exercise over the exercise price as an item of adjustment for purposes of the alternative minimum tax. If the participant makes a “disqualifying disposition” of the common stock (described below) in the same taxable year the incentive option was exercised, there are no alternative minimum tax consequences.

     If the participant disposes of our common stock after the participant has held it for at least two years after the incentive option was granted and at least one year after the incentive option was exercised, the amount the participant receives upon the disposition over the exercise price is treated as capital gain. We are not entitled to a deduction for this amount. If the participant makes a “disqualifying disposition” of common stock by disposing of common stock before it has been held for at least two years after the date the incentive option was granted and at least one year after the date the incentive option was exercised, the participant recognizes compensation income equal to the excess of:

  the fair market value of common stock on the date the incentive option was exercised or, if less, the amount received on the disposition, over the exercise price.

     We are not required to withhold income or other taxes in connection with a “disqualifying disposition.” We are generally entitled to a deduction equal to the compensation recognized by the participant, assuming that the compensation satisfies the ordinary, necessary and reasonable compensation requirements for tax deductibility and that the deduction is not limited by Section 162(m) of the Code.

     Code Section 409A. Section 409A of the Code provides that all amounts deferred under a non-qualified deferred compensation plan are currently includible in gross income to the extent they are not subject to a substantial risk of forfeiture and have not been taxed previously unless the plan satisfies both the plan document and operational requirements specified in Section 409A of the Code. If the deferred compensation plan fails to satisfy the requirements of Section 409A, all amounts deferred for the year of the failure and all preceding years (to the extent they are not subject to a substantial risk of forfeiture) are included in the gross income of the participant(s) affected by the failure. The amount included in gross income is also subject to an additional tax equal to 20% of that amount and to interest. Incentive options are not subject to Section 409A. We have structured the Plan and expect to administer the Plan with the intention that non-qualified options will qualify for an exemption from Section 409A of the Code.

     Code Section 162(m). Under Section 162(m) of the Code, we may be limited as to federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to our chief executive officer or any one of the four highest paid executive officers who were employed by us on the last day of the taxable year. However, certain “performance-based compensation,” the material terms of which are disclosed to and approved by our stockholders, is not subject to this limitation on deductibility. We have structured the Plan with the intention that compensation resulting from options granted under the plan would be deductible without regard to the limitations otherwise imposed by Section 162(m) of the Code.

     The foregoing is intended as a summary of the U.S. income tax consequences to an individual recipient of an option or stock grant only, and should not be construed as tax advice. Holders of stock options or common stock should consult their own tax advisors.

Stock Plan Benefits Table

     For additional information regarding stock option and other equity compensation under our Plan as of December 31, 2009, see our annual report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”) and the section of this proxy statement entitled COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS.

New Plan Benefits

     Because awards under the Plan, as proposed to be amended, will be discretionary, future awards are generally not determinable at this time.

Vote Necessary to Ratify Proposal 3

     The affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting at which a quorum is present is required to approve the proposed amendment to the Plan. The Board of Directors unanimously recommends a vote FOR this proposal to amend the Company’s Stock Option Plan as discussed above, and proxies solicited by the Board of Directors will be so voted in the absence of instructions to the contrary.

LEGAL PROCEEDINGS

     We are not aware of any legal proceedings in which any officer, director or any owner of record or beneficial owner of more than five percent of any class of our voting securities is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires our directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file with the SEC initial report of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and beneficial owners of greater than ten percent of our common stock are required by regulations of the SEC to furnish us with copies of all Section 16(a) reports they file.

     To our knowledge, based solely upon a review of the copies of such reports furnished to us and written representations that no other reports were required to be filed during the fiscal year ended December 31, 2009, all filing requirements under Section 16(a) applicable to our officers, directors and beneficial owners of more than ten percent of our common stock were satisfied in a timely manner.

CORPORATE GOVERNANCE

Communications to the Board of Directors

     Our Board of Directors maintains a policy of reviewing and considering communications from our shareholders. Any shareholder who desires to contact the Board of Directors may do so by fax, telephone, or regular mail to the Board of Directors, c/o Carmelo Marrelli, 500-360 Bay Street, Toronto Ontario, Canada M5H 2V6. Such communications can be sent to the Board by mail in a sealed envelope addressed to an individual director, the non-management directors or the full Board. We will deliver the envelope unopened (1) if addressed to a director, to the director, (2) if addressed to the Board, to the Chairman of the Board who will report thereon to the Board, or (3) if addressed to the non-management director, to the Chair of the Audit Committee who will report thereon to the non-management directors. Shareholders can also send electronic communications to the Board via e-mail to carm@marrellisupport.ca and such electronic communications will be forwarded to the intended recipient.

     Our directors periodically review communications from shareholders and determine, in their discretion, whether the communication addresses a matter that is appropriate for consideration by the Board. Directors are also encouraged to attend the annual meeting of shareholders and receive communications directly from shareholders at that time.

Board Committees and Meetings

     Our Board of Directors maintains a standing Audit Committee. During the year ended December 31, 2009, the Board of Directors met 5 times and took action by consent in lieu of a meeting on 4 other occasions. No directors attended less than 75% of the meetings held during 2009.

     Our Audit Committee is comprised of the chair of the committee, Robert Lufkin, together with Edward Godin and David Q. Tognoni. The Audit Committee recommends the independent registered accounting firm that audits our financial statements, reviews their compensation, and oversees the auditors. The Audit Committee is responsible for reviewing the proposed scope, content and results of the audit performed by the auditors and any reports and recommendations made by them. The committee also oversees our financial reporting process, and is responsible for drafting an annual report to be included with our proxy statement. The committee must also be satisfied that adequate procedures are in place for the review of our public disclosure of financial information extracted or derived from our financial statements and it establishes procedures for the receipt, retention, and treatment regarding auditing, internal accounting controls or auditing matters. Edward Godin and Robert Lufkin are “independent” within the meaning of Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market, Inc. (“Marketplace Rules”). Mr. Tognoni is an executive officer of our company, and therefore is not independent within the meaning of those Rules.

     Our Board of Directors adopted a written charter for the Audit Committee in July 2008, a copy of which is available on our website at http://be-res.com/ and is also available on SEDAR at www.sedar.com.

     Audit Committee Report. The Audit Committee of the Board of Directors is pleased to present this Audit Committee Report:

     We have reviewed and discussed the audited financial statements of BE Resources Inc. for the year ended December 31, 2009 with management and have reviewed related written disclosure of McGovern, Hurley, Cunningham LLP, our independent accountants for 2009, of the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended, with respect to those statements. We have reviewed the written disclosures and the letter from McGovern, Hurley, Cunningham LLP required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and have discussed with McGovern, Hurley, Cunningham LLP its independence in connection with its audit of our most recent financial statements. Based on this review and these discussions, we recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009.

     We have also reviewed the various fees that we paid or accrued to McGovern, Hurley, Cunningham LLP during 2009 for services they rendered in connection with our annual audits and quarterly reviews, as well as for any other non-audit services they rendered.

     The following table sets forth fees paid to our independent registered public accounting firm McGovern, Hurley, Cunningham LLP for the last two fiscal years:

	2009	2008
Audit Fees	$64,500	$27,000
Audit Related Fees	30,500	36,000
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$95,000	$63,000

___________________________

    It is the policy of the Audit Committee to engage the independent registered public accounting firm selected to conduct the financial audit for our company and to confirm, prior to such engagement, that such independent registered public accounting firm is independent of the company. Also in keeping with its policy, all services of the independent registered public accounting firm reflected above were pre-approved by the Audit Committee.

Robert Lufkin (Chairperson and member)
Edward Godin (member)
David Tognoni (member)

Other Corporate Governance

     On July 2, 2008, our Board of Directors adopted a Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics is applicable to all directors, officers and employees, and sets forth our policies and procedures with respect to minimum moral and ethical standards of the conduct of our business. Some examples of conduct addressed in our ethics code include conflict of interest situations, fair dealing with others, confidentiality, and compliance with laws and regulations. A current copy of the Code of Business Conduct and Ethics is available on our website at http://be-res.com/ and on SEDAR at www.sedar.com.

     Nominations for Board. Our Board of Directors does not have a standing nominating or other committee performing similar functions. Rather, our entire Board of Directors fills that role. Due to our limited financial resources and current stage of development, we believe this structure is suitable for our needs for the foreseeable future. Our existing Board members possess adequate time and resources to identify and evaluate candidates to serve as our Directors.

     Board Diversity. The Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Board strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee the Company’s businesses.

     Board Leadership Structure. The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board at any given time. The Board has determined that having an independent director serve as Chairman is in the best interest of the Company’s shareholders at this time. This structure ensures a greater role for the independent Directors in the oversight of the Company and active participation of the independent Directors in setting agendas and establishing Board priorities and procedures. Further, this structure permits the Chief Executive Officer to focus on the management of the company’s day-to-day operations.

     Risk Oversight. Our Company faces a variety of risks, including credit risk, liquidity risk, financial reporting risk and operational risk as more fully described in our annual report on Form 10-K. The Board believes an effective risk management system will (1) timely identify the material risks that the Company faces, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board Committee, (3) implement appropriate and responsive risk management strategies consistent with Company’s risk profile, and (4) integrate risk management into Company decision-making.

     The Board has designated the Audit Committee to take the lead in overseeing risk management in the context of the Audit Committee’s financial accounting and reporting mandate. The Audit Committee makes periodic reports to the Board regarding briefings provided by management and advisors as well as the Committee’s own analysis and conclusions regarding the adequacy of the Company’s risk management processes. In conjunction with the Audit Committee, the Board also conducts assessments on its own initiative regarding risks facing the Company and the Board is tasked with reviewing, approving, and monitoring the manner of managing those risks.

     In addition to the formal compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the total compensation paid during the last three fiscal years to our named executive officers, including the individuals serving as our principal executive officer and principal financial officer, respectively, during 2009. No other executive officer received total compensation in excess of $100,000 during 2009.

Summary Compensation Table

Name and Principal Position	Year	Salary		Bonus	Stock Awards	Option Awards(3)	All Other Compensation		Total
David Q. Tognoni,	2009	$92,000		—	—	—	$ 68,000	(4)	$160,000	(5)
President, Chief Executive	2008	120,000		—	—	—	90,000	(4)	210,000	(5)
Officer, and Secretary	2007	30,000	(2)	—	—	$112,000	7,500	(4)	149,500	(5)

Carmelo Marrelli,	2009	$24,000		—	—	$—	$ 46,599	(7)	$70,599
Chief Financial Officer	2008	24,000	(6)	—	—	—	5,970	(7)	24,597
	2007	3,000	(6)	—	—	42,000	8,750	(7)	53,750
_____________________

(1)	The chief executive officer was not compensated separately for his service as a director of our company.
(2)

Of the $30,000, an amount equal to $20,000 was paid to Mr. Tognoni for the months of October and November 2007, prior to the entering into of an employment agreement with the Company dated December 1, 2007.

(3)

Based on the estimated fair market value of the option as of the grant date as determined by using the Black-Scholes-Merton option pricing model. Please see Note 7 to the audited financial statements filed with the 10-K for a description of certain assumptions made in connection with the valuation of these option awards.

(4)	These amounts represent the expense allowance paid to Mr. Tognoni to cover the cost of office space used by Mr. Tognoni and any associated overhead costs.
(5)	As part of his compensation, Mr. Tognoni has been granted a 1% gross profits royalty interest in the Acquired Property and an area of interest. See discussion below.
(6)

This amount represents the amount paid to Mr. Marrelli for his services as an officer of the Company at the rate of Cdn$2,000 per month. Mr. Marrelli provides his services to the Company on a part-time basis as an independent contractor.

(7)	This amount represents amounts paid to a company controlled by Mr. Marrelli and its predecessor for accounting services rendered to the Company.

     In December 2007, Mr. Tognoni entered into an employment agreement which had an initial term ending on December 31, 2008 and was subsequently extended to December 31, 2010, unless terminated earlier. The term of the employment agreement may subsequently be renewed with the consent of both parties. Under the terms of the employment agreement, we may terminate Mr. Tognoni’s employment without cause upon 30 days’ notice. We may also terminate Mr. Tognoni’s employment for cause without notice at any time, and for “good reason” upon 30 days’ notice. Mr. Tognoni may terminate his employment with us for any reason upon 30 days’ notice.

     Pursuant to the employment agreement, until August 31, 2009, Mr. Tognoni received a base salary of $120,000 per annum and an additional annual amount of $90,000 which was intended to cover the cost of office space used by him and any associated overhead costs. Effective September 1, 2009, Mr. Tognoni agreed to reduce his base salary to $36,000 per year and to forego the additional $90,000 previously payable under his employment agreement, in an effort to help the Company reduce its expenses. We reimburse Mr. Tognoni for all reasonable out-of-pocket expenses incurred by him in the performance of his duties. In the event of a termination of the agreement by us without cause or resignation by Mr. Tognoni for “good reason,” we are obligated to pay Mr. Tognoni an amount equal to one year of base salary at the then prevailing rate, payable in twelve monthly installments.

     As part of Mr. Tognoni’s compensation, Mr. Tognoni has also been granted a 1% gross profits royalty interest in the Acquired Property and a three mile area of interest from the outside boundary of each lease and claim comprising the Acquired Property. Gross profits under the agreement are determined by subtracting marketing costs, distribution costs, taxes and royalty payments (excluding the 10% net profit royalty interest granted to GWE and other parties) from revenue generated from our ownership interest in this property. The 1% gross profits royalty interest is calculated and payable to Mr. Tognoni on a quarterly basis. The Company has the right at any time to purchase up to one-half or some lesser fraction of the gross profits royalty at the fair market value thereof and also has a right of first refusal to acquire the gross profits royalty.

     Mr. Tognoni has agreed to keep all trade secrets and confidential information confidential, even after the agreement is terminated. Mr. Tognoni has also signed non-competition and non-solicitation covenants with us, valid for a period of one year after his termination, irrespective of the circumstances surrounding such termination.

Outstanding Equity Awards At Fiscal Year-End

The outstanding equity awards for the named executive officers as of December 31, 2009 are as follows:

	OPTION AWARDS							STOCK AWARDS

Equity
Incentive
										Equity	Plan
										Incentive	Awards:
				Equity						Plan	Market or
				Incentive				Number		Awards:	Payout
				Plan				of		Number of	Value of
				Awards:				Shares	Market	Unearned	Unearned
	Number of		Number of	Number of				or Units	Value of	Shares,	Shares,
	Securities		Securities	Securities				of Stock	Shares or	Units or	Units or
	Underlying		Underlying	Underlying			Option	That	Units of	Other	Other
	Unexercised		Unexercised	Unexercised	Option		Expi-	Have	Stock That	Rights	Rights That
	Options		Options	Unearned	Exercise		ration	Not	Have Not	That Have	Have Not
Name	Exercisable		Unexercisable	Options	Price		Date	Vested	Vested	Not Vested	Vested
David Q. Tognoni, President, Chief Executive Officer and Secretary	800,000	(1)	—	—	Cdn$0.25	(2)	12/07/2012	—	—	—	—

Carmelo Marrelli, Chief Financial Officer	300,000	(1)	—	—	Cdn$0.25	(2)	12/07/2012	—	—	—	—
____________________

(1)

On December 7, 2007, Mr. Tognoni received options to acquire 800,000 shares of our common stock pursuant to our stock option plan. On that same date, Mr. Marrelli received options to acquire 300,000 shares of our common stock pursuant to our stock option plan.

(2)

The option exercise price set forth in the option grant is denominated in Canadian dollars rather than United States dollars. The option exercise price is Cdn$0.25. The exercise price would be equal to US$0.25 based upon the noon buying rate of the Bank of Canada as of April 23, 2010, equal to Cdn$1.00 = US$0.99.

We did not grant any options to our named executive officers in 2009.

Option Exercises and Stock Vested Table

There were no options exercised by named executive officers during the 2009 fiscal year.

Director Compensation

     Each director who is not an officer is entitled to receive $1,000 per board meeting attended by the director. However, given the limited financial resources of the Company during 2009, the directors elected to forego the $1,000 payments for board meetings during that year. Directors are also reimbursed for reasonable and necessary expenses incurred in their capacities as such. In addition, directors are eligible for stock option grants. On December 7, 2007, Mr. Godin received options to acquire 1,000,000 shares of our common stock and Mr. Lufkin received options to acquire 500,000 shares of our common stock. The exercise price of the option shares issued to Mr. Godin and Mr. Lufkin is Cdn$0.25 and all of the options have now vested. The options expire on December 7, 2012.

     The table below summarizes the compensation of our two directors who are not also officers, for the fiscal year ended December 31, 2009:

	Fees Earned			Non-Equity
	or Paid	Stock	Option	Incentive Plan	All Other
Name	in Cash	Awards	Awards	Compensation	Compensation	Total
Edward Godin	—	—	—	—	—	—
Robert Lufkin	—	—	—	—	—	—

CERTAIN RELATED PARTY TRANSACTIONS

     Procedures and Policies. We consider “related party transactions” to be transactions between our Company and (i) a director, officer, director nominee or beneficial owner of greater than five percent of our stock; (ii) the spouse, parents, children, siblings or in-laws of any person named in (i); or (iii) an entity in which one of our directors or officers is also a director or officer or has a material financial interest.

     The Audit Committee is vested with the responsibility of evaluating and approving any potential related party transaction, unless a special committee consisting solely of disinterested and independent directors is appointed by the Board of Directors. Prior to implementing this procedure, related party transactions were reviewed and approved by a majority of disinterested directors. The revised policies and procedures for related party transactions are set forth in our Audit Committee Charter and Code of Business Conduct and Ethics, each of which is available on our website at http://be-res.com/.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

     As of April 23, 2010, there were a total of 32,945,000 shares of our common stock issued and outstanding, our only class of voting securities currently outstanding.

     The following table describes the ownership of our voting securities as of April 23, 2010 by: (i) each of our officers and directors; (ii) all of our officers and directors as a group; and (iii) each shareholder known to us to own beneficially more than 5% of our common stock. Unless otherwise indicated, the address of each of the individuals is c/o BE Resources Inc., 107 Hackney Circle, Box 684, Elephant Butte, New Mexico, 87935. All ownership is direct, unless otherwise stated.

     In calculating the percentage ownership for each shareholder, we assumed that any options owned by an individual exercisable within 60 days have been exercised, but not the options owned by any other individual. The calculations in the table below do not take into account the underwriter’s compensation warrants granted to Canaccord Capital Corporation as the underwriter to the Company in connection with its initial public offering which will entitle such underwriter to acquire up to 575,000 shares of our common stock.

	Shares Beneficially Owned
Name and Address of Beneficial Owners	Number	Percentage(%)
David Q. Tognoni(1)	11,271,000(4)(5)(6)	33.4
Edward Godin(2)	2,000,000(7)	5.9
Robert Lufkin(2)	10,054,000(5)(8)	30.1
Carmelo Marrelli(3)	341,666(9)	0.9
GWE(10) 107 Hackney Circle, Box 684 Elephant Butte, NM 87935	9,400,000	28.5
All officers and directors as a group (four individuals)	14,266,000(4)(5)(6)(7)(8)(9)	40.1
________________________

(1)	Officer and director.

(2)	Director only.

(3)	Officer only.

(4)	Includes options to purchase 800,000 shares which are currently exercisable.

(5)	Includes 9,400,000 shares of common stock owned by GWE, of which the reporting person is a manager, and over which he shares voting and investment power.

(6)	Includes 70,000 shares owned by the reporting person’s spouse, of which he disclaims beneficial ownership.

(7)

Includes options to purchase 1,000,000 shares, which are currently exercisable, but does not include the shares owned by Ekwan-X, Inc. of which Mr. Godin is the chief executive officer and sole director and an indirect shareholder.

(8)	Includes options to purchase 500,000 shares which are currently exercisable.

(9)

Includes options to purchase 300,000 shares which are currently exercisable. Also includes 25,000 shares which are owned by M.A.R.I.A.N.O.E.L. Holdings Limited, of which the reporting person’s spouse is the president and record holder, and 16,666 shares owned by the reporting person’s spouse. The reporting person disclaims beneficial ownership of the shares owned by M.A.R.I.A.N.O.E.L. and his spouse.

(10)	David Tognoni and Robert Lufkin serve as managers of GWE with voting and investment control over the securities.

Changes in Control

     We know of no arrangement or events, including the pledge by any person of our securities, which may result in a change in control.

PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS

     We anticipate that the next annual meeting of shareholders will be held in June 2011. Any shareholder of record who desires to submit a proper proposal for inclusion in the proxy material related to the next annual meeting of shareholders must do so in writing in accordance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended and it must be received at our principal executive offices no later than January 31, 2011 in order to be considered for inclusion in the proxy statement for the 2011 annual meeting of shareholders. Shareholders who intend to present a proposal at the 2011 annual meeting of shareholders without including such proposal in the 2011 proxy statement must provide us with a notice of such proposal no later than March 15, 2011. The proponent must be a record or beneficial owner entitled to vote on such proposal at the next annual meeting and must continue to own such security entitling such right to vote through the date on which the meeting is held.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

     As a reporting company, we are subject to the informational requirements of the Securities Exchange Act of 1934 and accordingly file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. The public may read and copy any materials filed with the SEC at their Public Reference Room at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. As an electronic filer, our public filings are maintained on the SEC’s Internet site that contains reports, proxy information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is www.sec.gov. The filings are also available on SEDAR at www.sedar.com.

Our common stock is listed on the TSX Venture Exchange under the symbol “BER.”

ANNUAL REPORT ON FORM 10-K

     Our Annual Report on Form 10-K for the year ended December 31, 2009, including financial statements, is included with this proxy statement. We will provide a copy of any exhibits to the Form 10-K without charge to any shareholder upon request. Please contact Carmelo Marrelli, Chief Financial Officer, at 500-360 Bay Street, Toronto Ontario, Canada M5H 2V6 to request additional information.

OTHER MATTERS

     The Board of Directors knows of no other business to be presented at the annual meeting of shareholders. If other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such other matters in accordance with their best judgment.

By Order of the Board of Directors

April 23, 2010	/s/ DAVID Q. TOGNONI
President and Chief Executive Officer

Annex "A"

BE RESOURCES INC.

AMENDMENT AND RESTATEMENT OF

STOCK OPTION PLAN

ARTICLE I
PURPOSE AND SCOPE

1.1

The purpose of this Stock Option Plan is to provide a means whereby BE Resources Inc., a Colorado corporation (the “Corporation”), may attract able persons to remain in or to enter the employ of the Corporation or a Subsidiary of the Corporation and to provide a means whereby those employees, officers, directors and other individuals or entities upon whom the responsibilities of the successful administration, management, planning, and/or organization of the Corporation may rest, and whose present and potential contributions to the welfare of the Corporation or a Subsidiary of the Corporation are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the long-term welfare of the Corporation. A further purpose of the Plan is to provide such employees and individuals or entities with additional incentive and reward opportunities designed to enhance the profitable growth of the Corporation over the long term. Accordingly, the Plan provides for the grant of Incentive Stock Options and Options which do not constitute Incentive Stock Options or any combination of the foregoing.

1.2

The terms and conditions set forth in this Plan are subject to the rules, regulations and policies of the stock exchange on which the Common Shares may be listed or quoted including, if listed on the TSX-V, the provisions of Policy 4.4 of the TSX-V.

ARTICLE II
DEFINITIONS

2.1	The following definitions shall be applicable during the term of the Plan unless specifically modified by any paragraph:

	(i)	“Board” means the board of directors of the Corporation.

	(ii)	“CBCA” means the Colorado Business Corporations Act.

(iii)

“Code” means the United States Internal Revenue Code of 1986, as amended. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any regulations under such Section.

	(iv)	“Common Shares” means the shares of common stock of the Corporation.

	(v)	“Corporate Change” means one of the following events:

(A)

the merger, arrangement, amalgamation, share exchange or other business combination involving the Corporation in which the outstanding Common Shares are converted into or exchanged for a different class of securities of the Corporation, a class of securities of any other issuer (except a Subsidiary of the Corporation), cash or other property other than a merger, arrangement, amalgamation, share exchange or other business combination involving the Corporation which would result in the voting shares of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power of the voting shares of the Corporation or such surviving entity outstanding immediately after such merger, arrangement, amalgamation, share exchange or other business combination involving the Corporation;

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	(B)	the sale, lease or exchange of all or substantially all of the assets of the Corporation to any other corporation or entity (except a Subsidiary of the Corporation);

	(C)	the adoption by the shareholders of the Corporation of a resolution to liquidate or dissolve the Corporation;

(D)

the acquisition (other than acquisition pursuant to any other clause of this definition) by any person or group of persons, of beneficial ownership of more than fifty percent (50%) (based on voting power) of the Corporation’s outstanding Common Shares; or

	(E)	as a result of or in connection with a contested election of directors, the persons who were directors of the Corporation before such election shall cease to constitute a majority of the Board.

(vi)	“Eligible Recipient” means any Employees, Directors and Consultants (as defined in Policy 4.4 of the TSX-V, as the same may be amended from time to time) of the Corporation or its Subsidiaries.

(vii)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(viii)

“Fair Market Value” means, as of any specified date, the closing price of the Common Shares on the TSX-V (or, if the Common Shares are not listed on such exchange, such other stock exchange on which the Common Shares are then listed or quoted) on the trading day immediately preceding that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Shares are so reported. If the Common Shares are not then listed on any stock exchange but is traded over the counter at the time determination of Fair Market Value is required to be made hereunder, the Fair Market Value shall be deemed to be equal to the average between the reported high and low sales prices of Common Shares on the last preceding date on which Common Shares were publicly traded. If the Common Shares are not publicly traded at the time a determination of its value is required to be made hereunder, the determination of Fair Market Value shall be made by the Board in such manner as it deems appropriate (in the case of Incentive Stock Options, such determination will be made in good-faith as required by Section 422(c)(1) of the Code and may be based on the advice of an independent investment banker or appraiser recognized to be expert in making such valuations).

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(ix)	“Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.

(x)

“Option” means an option granted under Section 7 of the Plan and includes both Incentive Stock Options to purchase Common Shares and Options which do not constitute Incentive Stock Options to purchase Common Shares.

(xi)	“Option Agreement” means a written agreement between the Corporation and an Optionee with respect to an Option.

(xii)	“Optionee” means an Eligible Recipient who has been granted an Option.

(xiii)	“Plan” means this Stock Option Plan.

(xiv)

“Rule 16b-3” means Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission under the Exchange Act, as such rule is currently in effect or as hereafter modified or amended.

(xv)

“Subsidiary” has the meaning ascribed thereto by the Securities Act (Ontario), except that solely with respect to the issuance of Incentive Stock Options, the term “Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Section 424(f) of the Code.

(xvi)	“TSX-V” means the TSX Venture Exchange.

ARTICLE III
LIMITATIONS

3.1	If the Common Shares are listed on the TSX-V, the following limitations shall apply:

(a)

Options for the purchase of no more than 5% of the issued and outstanding Common Shares, determined at the date that an Option is granted, may be granted in the aggregate to any one individual in any twelve month period;

(b)

Options for the purchase of no more than 2% of the issued and outstanding Common Shares, determined at the date that an Option is granted, may be granted in the aggregate to any one Consultant (as defined in Policy 4.4 of the TSX-V, as the same may be amended from time to time) in any twelve month period;

(c)

Options for the purchase of no more than 2% of the issued and outstanding Common Shares determined at the date that an Option is granted, may be granted in the aggregate to all persons providing Investor Relations Activities (as defined in Policy 1.1 of the TSX-V, as the same may be amended from time to time) in any twelve month period; and

(d)

Disinterested shareholder approval will be required for any reduction in the exercise price of Options granted to an Optionee who is an Insider (as defined in Policy 1.1 of the TSX- V, as the same may be amended from time to time) of the Corporation at the time of the proposed amendment.

3.2	If the Common Shares are listed on the TSX-V, unless disinterested shareholder approval of the Plan is obtained as required by the TSX-V:

(a)

the number of Common Shares reserved for issuance under Options granted to Insiders (as defined in Policy 1.1 of the TSX-V, as the same may be amended from time to time) shall not in the aggregate exceed 10% of the issued and outstanding Common Shares, determined at the date that an Option is granted; and

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(b)

the Corporation shall not grant to Insiders (as defined in Policy 1.1 of the TSX-V, as the same may be amended from time to time), within a twelve month period, Options for the purchase of Common Shares exceeding in the aggregate 10% of the issued and outstanding Common Shares, determined at the date that an Option is granted.

ARTICLE IV
ADMINISTRATION

4.1	Administration of Plan by Board. The Plan shall be administered by the Board or by a committee (“Committee”) of the Board established by the Board for that purpose.

4.2	Powers. Subject to the terms of the Plan and the rules, regulations and policies of the stock exchange on which the Common Shares may be listed or quoted, the Board or Committee shall have the power:

	(i)	to determine those Eligible Recipients that should be granted an Option;

	(ii)	to determine when such Option should be granted;

	(iii)	to determine the type of Option grant (Incentive Stock Options or Options that do not constitute Incentive Stock Options);

	(iv)	to determine the number of Options that should be granted and the exercise price of Common Shares; and

	(v)	the exercise period and vesting provisions applicable to Options granted.

In making such determinations, the Board may take into account the nature of the services rendered by these individuals, their present and potential contribution to the success of the Corporation or a Subsidiary of the Corporation, and such other factors as the Board in its discretion shall deem relevant. If the Common Shares are listed on the TSX-V, for Options to Employees, Consultants and Management Company Employees (as each such term is defined in Policy 4.4 of the TSX-V, as the same may be amended from time to time), the Corporation must represent that the Optionee is a bona fide Employee, Consultant or Management Company Employee, as the case may be.

4.3

Additional Powers. The Board shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Board is authorized in its sole discretion, to construe and interpret the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Option grant, including such terms, restrictions and provisions as shall be requisite in the judgment of the Board to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Option grant in the manner and to the extent it shall deem expedient to carry it into effect. The determination of the Board on the matters referred to in this Section 4 shall be conclusive.

4.4

Compliance with Law. Any Option granted under the Plan shall be subject to the requirement that, if at any time counsel to the Corporation shall determine that the listing, registration or qualification of the Common Shares subject to such Option upon any stock exchange or under any law or regulation of any jurisdiction, or the consent or approval of any stock exchange or any governmental or regulatory body, is necessary as a condition of, or in connection with, the grant or exercise of such Option or the issuance or purchase of Common Shares thereunder, such Option may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board or the Committee. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration, qualification, consent or approval.

4

Without limiting the generality of the foregoing, unless a registration statement relating to the Common Shares covered by an Option issued in favour of an Optionee resident in the United States of America has been filed with the United States Securities and Exchange Commission and is effective on the date of exercise, the exercise of the Option by such Optionee will be contingent upon receipt from the Optionee of a representation in writing satisfactory to the Corporation that at the time of such exercise it is the Optionee’s then intention to acquire the Common Shares being purchased for investment and not for resale or other distribution thereof to the public in the United States of America.

The Corporation may in its discretion inscribe a legend on any share certificates issued pursuant to the exercise of an Option. The issuance of Common Shares upon the exercise of the Option shall be subject to all applicable laws, rules and regulations and Common Shares shall not be issued except upon the approval of proper government agencies or stock exchanges as may be required. Provided, however, the Option shall not be exercisable if at any date of exercise, it is the opinion of counsel for the Corporation that registration of the said Common Shares under the Securities Act of 1933 or other applicable statute or regulation is required and the Option shall again become exercisable only if the Corporation elects to and thereafter effects a registration of the Common Shares subject to the Option under the Securities Act of 1933 or other applicable statute or regulation within the relevant period. If the Option may not be exercised, the Corporation shall return to the Optionee, without interest or deduction, any funds received by it in connection with the proposed exercise of the Option.

4.5

Compliance With Code §162(m). In the event the Corporation or a Subsidiary of the Corporation becomes a “publicly-held corporation” as defined in Section 162(m)(2) of the Code, the Corporation may establish a committee of outside directors meeting the requirements of Code § 162(m) to (i) approve the grant of Options which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes by the Corporation pursuant to Code §162(m) and (ii) administer the Plan. In such event, the powers reserved to the Board in the Plan shall be exercised by such committee. In addition, Options under the Plan shall be granted only upon satisfaction of the conditions to such grants provided pursuant to Code §162(m) and any Treasury Regulations promulgated thereunder.

ARTICLE V
SHARES SUBJECT TO THE PLAN

5.1

Limits to Number of Common Shares. The maximum number of Common Shares which may be reserved and set aside for issue under the Plan shall not exceed 6,500,000, provided that the Board shall have the right, from time to time, to increase such maximum number subject to the approval of the shareholders of the Corporation. The Corporation shall at all times reserve a sufficient number of Common Shares to meet the requirements of the Plan. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to exercise of an Option. To the extent that an Option expires unexercised or is cancelled, any Common Shares subject to such Option shall again be available for the grant of an Option. The aggregate number of Common Shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Section 8 of the Plan with respect to Common Shares subject to Options then outstanding.

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ARTICLE VI
INCENTIVE STOCK OPTION ELIGIBILITY

6.1

An Incentive Stock Option granted pursuant to the Plan may be granted only to an individual who, at the time of grant, is an employee (within the meaning of the Code) of the Corporation or a Subsidiary of the Corporation.

6.2	No Incentive Stock Option may be granted hereunder more than 5 years from the date the Plan is adopted by the Board without further shareholder approval as required by the Code.

ARTICLE VII
STOCK OPTIONS/GRANTS

7.1

Stock Option Agreement. Each Option shall be evidenced by an Option Agreement executed by the Corporation which shall contain such terms and conditions not inconsistent with the terms of the Plan as may be approved by the Board.

7.2	Option Period. Options shall not be granted for a term exceeding five years.

7.3

Vesting of Options. Options granted hereunder shall vest at such times and under such conditions as determined by the Board or Committee, as applicable, provided that if the Common Shares are listed on the TSX-V, the Options shall vest in accordance with the rules and policies of the TSX- V in effect from time to time provided that if the options are issued to persons performing Investor Relations Activities, they must vest in stages over 12 months with no more than one- quarter (1/4) of the options vesting in any three month period. An Option may not be exercised for fractional shares.

7.4

Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under the Plan and any other plan adopted by the Corporation (and any Subsidiary of the Corporation) exceeds One Hundred Thousand U.S. Dollars (U.S.$100,000) (within the meaning of Section 422 of the Code), such excess Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Board shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns shares to which are attached more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation or of a Subsidiary of the Corporation, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Shares subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

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7.5

Option Price. The exercise price of Common Shares issued under each Option shall be determined by the Board and shall in no event be less than the Fair Market Value of Common Shares subject to the Option on the date the Option is granted, except that for Incentive Stock Options, the price shall be one hundred ten percent (110%) of the Fair Market Value in the case of any person or entity who owns shares to which are attached more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation or of a Subsidiary of the Corporation.

7.6

Options and Rights in Substitution for Stock Options Made by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become, or who became prior to the effective date of the Plan, employees of the Corporation or of any Subsidiary of the Corporation as a result of a merger or consolidation of the employing corporation with the Corporation or such Subsidiary of the Corporation, or the acquisition by the Corporation or a Subsidiary of the Corporation of all or a portion of the assets of the employing corporation, or the acquisition by the Corporation or a Subsidiary of the Corporation of shares of the employing corporation with the result that such employing corporation becomes a Subsidiary of the Corporation.

ARTICLE VIII
ADJUSTMENTS IN THE EVENT OF CERTAIN CHANGES
IN CAPITAL STRUCTURE

8.1

The aggregate number and kind of shares available under the Plan and the exercise price therefor shall be subject to adjustment by the Board in the event of a reclassification, recapitalization, stock split, stock dividend, merger, consolidation, combination or other change in the corporate structure of the Corporation occurring after the date of grant of any Options.

In the event of a Corporate Change, the Board shall either at the time Options are granted, or at any time thereafter, have the authority to take such actions as it deems advisable, including, without limitation (a) the right to accelerate in whole or in part the exercisability of Options, (b) to require the mandatory surrender of outstanding Options in exchange for cash for the bargain element the Optionee would have realized upon the occurrence of the Corporate Change, if any, or (c) provide that upon exercise of the Option, the Optionee will be entitled to purchase other securities or property. Nothing herein shall obligate the Board to take any action upon a Corporate Change.

8.2

The existence of the Plan and the Option grants made hereunder shall not affect in any way the right or power of the Board or the shareholders of the Corporation to make or authorize any adjustment, reorganization or other change in the capital structure of the Corporation or a Subsidiary of the Corporation or their business, any merger or consolidation of the Corporation or a Subsidiary of the Corporation, any issue of debt or equity securities having any priority or preference with respect to or affecting Common Shares or the rights thereof, the dissolution or liquidation of the Corporation or a Subsidiary of the Corporation, or any sale, lease, exchange or other disposition of all or any part of their assets or business or any other corporate act or proceeding.

ARTICLE IX
AMENDMENT OR TERMINATION OF THE PLAN

9.1

The Board may at any time, subject, if the Common Shares are listed on the TSX-V, to the approval of the TSX-V, and the rules, regulations and policies of such other stock exchange on which the Common Shares may be listed or quoted, amend, suspend or terminate this Plan, or any portion thereof, provided that no change in any Option grant previously made may be made which would impair the rights of the Optionee thereunder without the consent of the affected Optionee.

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ARTICLE X
OTHER

10.1

No Right to an Option. Neither the adoption of the Plan nor any action of the Board or Committee shall be deemed to give an employee any right to be granted an Option to purchase Common Shares or to any other rights hereunder except as expressly approved by the Board or Committee.

10.2

No Employment Rights Conferred. Nothing contained in the Plan or in any Option made hereunder shall (i) confer upon any employee any right with respect to continuation of employment with the Corporation or Subsidiary of the Corporation, or (ii) interfere in any way with the right of the Corporation or Subsidiary of the Corporation to terminate his or her employment at any time.

10.3

Other Laws; Withholding. The Corporation shall not be obligated to issue any Common Shares pursuant to any Option made under the Plan at any time if, in the opinion of legal counsel for the Corporation, there is no exemption from the prospectus or registration requirements of applicable laws, rules or regulations available for the issuance and sale of such shares. No fractional Common Shares shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Corporation shall have the right to deduct in connection with an Option any taxes required by law to be withheld and to require any payments necessary to enable it to satisfy its withholding obligations. The Board may permit the holder of an Option to elect to surrender, or authorize the Corporation to withhold Common Shares (valued at their Fair Market Value on the date of surrender or withholding of such shares) in satisfaction of the Corporation’s withholding obligation, subject to such restrictions as the Board deems necessary to satisfy the requirements of Rule 16b-3.

10.4

No Restriction of Corporate Action. Nothing contained in the Plan shall be construed to prevent the Corporation or Subsidiary of the Corporation from taking any corporate action which is deemed by the Corporation or Subsidiary of the Corporation to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Option granted under the Plan. No employee, beneficiary or other person shall have any claim against the Corporation or Subsidiary of the Corporation as a result of such action.

10.5

Restrictions on Transfer and Assignment. An Option shall not be transferable or assignable otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by such Optionee or the Optionee’s guardian or legal representative.

10.6

Effect of Termination of Employment or Death. Subject to the immediately following paragraph, if any Optionee who is a service provider shall cease to be a service provider for the Corporation or a Subsidiary of the Corporation for any reason (whether or not for cause), the Optionee may, but only within a period of ninety days following such cessation, but in no event after the expiry of the Optionee’s Option, exercise the Optionee’s Option. Notwithstanding the foregoing, if the Common Shares are listed on the TSX-V and if an Optionee engaged in Investor Relations Activities (as defined in Policy 1.1 of the TSX-V, as the same may be amended from time to time) ceases to be a service provider for the Corporation or a Subsidiary of the Corporation, the Optionee may, but only within a period of thirty days following such cessation, but in no event after the expiry of the Optionee’s Option, exercise the Optionee’s Option. For the purposes of the Plan, the date on which a service provider ceases to be a service provider shall be deemed to be the date notice of termination is actually given, without regard to any notice period applicable under contract or at law.

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In the event of the death of an Optionee during the currency of the Optionee’s Option, the Option theretofore granted to the Optionee shall be exercisable within, but only within, the period of one year following the Optionee’s death, but in no event after the expiry of the Optionee’s death.

10.7

Rule 16b-3. It is intended that the Plan and any grant of an Option made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provisions of the Plan or any such Option would disqualify the Plan or such Option hereunder, or would otherwise not comply with Rule 16b-3, such provision or Option shall be construed or deemed amended to conform to Rule 16b 3.

10.8	Governing Law. The Plan shall by construed in accordance with the laws of the State of Colorado without regard to principles of conflicts of laws.

ADOPTED BY THE BOARD OF DIRECTORS OF BE RESOURCES INC. AS OF DECEMBER 7, 2007 AND APPROVED BY THE SHAREHOLDERS OF BE RESOURCES INC. AS OF DECEMBER 7, 2007, AND AMENDED BY THE BOARD OF DIRECTORS OF BE RESOURCES INC. AS OF AUGUST 7, 2008 AND APRIL 23, 2010.

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